Exhibit 4.47

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter, the “Agreement”) is entered into by and among the following parties on 5th June 2015 in Beijing, People’s Republic of China (“China”):

Party A: Guo Man

Residence:

ID Number:

Party B: AirMedia Technology (Beijing) Co., Ltd.

Registered address: Room 3088, Building 1, No. 2 of Hengfu Zhongjie, Science Town, Fengtai District, Beijing.

Legal Representative: Guo Man

Party C: AirMedia Online Network Technology Co., Ltd.

Registered address: Room 401-402, 4/F, No.26 Dongzhimenwai Street, Chaoyang District, Beijing.

Legal Representative: XU Qing

(hereinafter, Party A is referred to as the “Pledgor”, Party B is referred to as the “Pledgee”, the aforesaid three parties are respectively referred to as a “Party”, jointly referred to as the “Parties” in this Agreement.)

Whereas:

(1)	Party C is a limited liability company dully established and existed under the laws of China, with a register capital of fifty million ChineseYuan (RMB50million);

(2)	Currently, the Pledgor is a shareholder of Party C. the Pledgor legally holds 80% of the total equity interests in Party C

(3)	In accordance with an exclusive call option agreement entered into by and among the Pledgor, Party B and Party C on 5th June 2015 (hereinafter, the "Call Option Agreement"), the Pledgor shall, to the extent permitted by laws in China, transfer all or part of its equity interests in Party C it holds to the Pledgee and/or its designated person or entity upon the request of Party B;

(4)	In accordance with an exclusive technology consultation and service agreement entered into by and between Party B and Party C on 5th June 2015 (hereinafter, the "Service Agreement", together with the Call Option Agreement, the "Master Agreements"). Party B, upon the commission of Party C, provides service to Party C. Party C shall pay the service fee upon the relevant requirements.

(5)	To guarantee the obligations under the Master Agreements are fulfilled by the Pledgor and Party C, the Pledgor agrees to pledge all of the equity interests in Party C it holds to Party B. Party C agrees such pledge arrangement.

NOW, THEREFORE, through mutual consensus, the Parties hereby agree as follows:

1.	Right of Pledge and the scope of the pledge guarantee

1.1	The Pledgor agrees to pledge all of its equity interests in Party C to Party B as the guarantee of the performance of the obligations by the Pledgor and Party C under the Master Agreements and the guarantee to the liquidity damage resulted by the invalidity, cancellation or rescission of the Master Agreements. Party C agrees to such pledge arrangement.

1.2	The Right of Pledge refers to the right for the Pledgee to be paid in priority with the remuneration resulted from the conversion, auction or sale of the equity interests pledged by the Pledgor

1.3	The effectiveness of the pledge guarantee under this Agreement shall not be impacted by any amendment or modification to the Master Agreements. The pledge guarantee under this Agreement remains effective to the obligations of the Pledgor and Party C under the amended Master Agreement. The invalidity, cancellation or rescission of the Master Agreements shall not impact the effectiveness of this Agreement. If any one of the Master Agreements becomes invalid, cancelled or dismissed by whatsoever reason, the Pledgee is entitled to immediately exercise the Right of Pledge in accordance with Clause 9 of this Agreement.

2.	Pledged Equity

2.1	The Pledged Equity under this Agreement is the 80% of the total equity interests in Party C held by the Pledgor (hereinafter, the “Pledged Equity”) and all of the rights attached to the Pledged Equity. The detailed information of the Pledged Equity is as follows:

Name of the Company: AirMedia Online Network Technology Co., Ltd.

Registered Capital: RMB50million

Pledged Equity: 80% of the total equity interests

3.	Establishment of the Right of Pledge

3.1	The Right of Pledge under this Agreement shall be recorded on Party C’s register of shareholders and its capital contribution certificate in the forms attached herein. All Parties further agree that the register of shareholders that shows such pledge shall be kept by the Pledgee.

3.2	In light that the Right of Pledge should be established after a registration is made at the industry and commerce department where Party C registered, all Parties shall comply with laws and regulations and complete such registration at their best efforts.

4.	Term of the Pledge

4.1	The pledge under this Agreement shall be established on the date that the equity pledge is registered at the industry and commerce department where Party C registered and shall terminate untill two (2) years after all liabilities under the Master Agreements have been due (hereinafter, the "Term of Pledge").

4.2	Within the Term of Pledge, in the event that the Pledgor and Party C fail to perform any of their obligations under the Master Agreements or resulted by the Master Agreements, the Pledgee is entitled to dispose the Right of Pledge under the Article 9 of this Agreement.

5.	Storage and the return of the credentials of the pledge

5.1	The Pledgor shall, within three (3) working days after the date that the Pledge is registered on Party C’s register of shareholders in accordance with the Article 3 herein, deliver register of shareholders and the capital contribution certificate of Party C to the Pledgee; The Pledgee shall have an obligation of taking care of the delivered credentials of the pledge.

5.2	In the case that the pledge herein is released in accordance with this Agreement, the Pledgee shall, within three (3) working days after the pledge herein is released in accordance with this Agreement, return the credentials of the pledge to the Pledgor and provide the Pledgor with necessary assistances during the procedure of the release of the pledge herein.

6.	Representations and warranties of the Pledgor

The Pledgor herein represents and warrants to the Pledgor that as of the date this Agreement becomes effective:

6.1	The Pledgor is the only legally owner of the Pledged Equity;

6.2	The Pledgor has not created any other security interest or third-party interests on the Pledged Equity except for the interest of the Pledgee;

6.3	The Equity Pledge under this Agreement has obtained the consent of Party C’s shareholders’ meeting;

6.4	Upon effectiveness of this Agreement, the obligations hereunder shall be legally, effective and legally binding upon the Pledgor;

6.5	The pledge of the Pledged Equity undertaken by the Pledgor in accordance with this Agreement does not violate PRC laws, regulations or other relevant governmental rules, nor does it breach any contract, agreement or any commitment the Pledgor has made with any third party;

6.6	All files and materials regarding to this Agreement provided by the Pledgor to the Pledgee shall be true, accurate and integral;

6.7	The Pledgor shall only perform all rights in the capacity of the shareholder of Party C under the written authorization and the request of the Pledgee.

7.	Covenants of the Pledgor

7.1	Within the term of this Agreement, the Pledgor, for the interests of the Pledgee, covenants to the Pledgee that the Pledgor shall:

(1)	Complete the registration of the pledge hereunder within forty-five(45) working days after the execution of this Agreement at the industrial and commercial administrative department in accordance with this Agreement;

(2)	Without the prior written consent, not transfer equity interest nor establish or permit the establishment of any other pledge that may impact the rights and interests of the Pledgee.

(3)	Comply and execute all laws, regulations and rules concerning the pledge of rights. After receiving the notice, order or suggestion issued by the competent authorities, the Pledgor shall present such notice, order or suggestion to the Pledgee within five (5) days and shall comply such notice, order or suggestion, or raise objection upon the reasonable request by the Pledgee or the consent of the Pledgee.

(4)	Promptly notice the Pledgee any event or notice received that may cause the Pledgor to compromise the equity interest or any part of the equity, and any commitment, obligation established to modify this Agreement or any event or notice received that my result any impact therefrom.

7.2	The Pledgor covenants that the rights to be exercised by the Pledgee in accordance with this Agreement shall not be interrupted through legal procedure nor interfered by the Pledgor, the successor of the Pledgor, the trustee of the Pledgor or any other person;

7.3	The Pledgor covenants to the Pledgee that to protect or complete the guarantee of the obligations under the Master Agreements with this Agreement, the Pledgor shall honestly sign and cause the other parties that have stakes on the Right of Pledge undertake all the actions requested by the Pledgee and facilitate the exercise of rights and authorization granted to the Pledgee under this Agreement.

7.4	The Pledgor covenants to the Pledgee that the Pledgor shall sign all amendments of the share certificate (if necessary and applicable) with the Pledgee or its designated person (a person/legal person), and provide the Pledge with all notices, orders and decisions it believes to be necessary within a reasonable period.

7.5	The Pledgor, for the interests of the Pledgee, covenants to the Pledgee that the Pledgor shall comply and fulfill all representations, covenants, agreements, statements and conditions. In the case that the Pledgor cannot comply or fail to fulfill all or part of its representations, covenants, agreements, statements and conditions, the Pledgor shall be liable for all losses suffered by the Pledgee therefrom.

8.	Events of default and responsibilities for breach of this Agreement

8.1	All of the following conditions shall be deemed as events of default:

(1)	The Pledgor or Party C fails to perform its obligations under the Master Agreements;

(2)	Any statement, warrant or covenant made by the Pledgor under Article 6 and Article 7 of this Agreement is material misleading or false. Or the Pledgor breaches any other term of this Agreement;

(3)	The Pledgor gives up the Pledged Equity or transfers the Pledged Equity without obtaining written notice from the Pledgee or set any other encumbrance on the Pledged Equity;

(4)	Any loan, guarantee, compensation, commitment or any other debt-repaying obligation of the Pledgor (i) is requested to be repaid or exercise in advance resulted from a default; or (ii) is overdue and leads the Pledgee to believe that the ability of the Pledgor to fulfill the obligation under this Agreement is compromised therefrom;

(5)	Party C cannot repay the general debts or other debts;

(6)	Other than those due to force majeure, any event that may result in the illegality of this Agreement or the failure in the Pledgor’s performance to this agreement;

(7)	Any adverse change to the Pledgor that may cause the Pledgee to believe the ability of the Pledgor to fulfill the obligations has been compromised;

(8)	The successor or the agent of Party C may partially perform or refuse to perform the obligations under the Master Agreements;

(9)	Any default caused by any action or omission of the Pledgor that may breach this Agreement;

(10)	This Agreement is deemed to be illegal by any applicable law. Or any applicable law may cause the failure in the performance of the obligations under this Agreement by the Pledgor;

(11)	Any governmental approval, permission, or authorization that may cause this Agreement enforceable, legal and effective is revoked, invalid or materially modified.

8.2	Where the Pledgor is aware of any event described at the Article 8.1 of this Agreement or any event that may cause the above events has happened, the Pledgor shall immediately notify the Pledgee in written form.

8.3	Unless the event of default listed in the Article 8.1 above has been fully resolved in a manner satisfied by the Pledgee, the Pledgee may deliver a notice of default in writing to the Pledgor at the time the event of default by the Pledgor happened or at any time after such event of default happened, requesting immediate performances on the obligations under the Master Agreements by the Pledger or deposing the Right of Pledge in accordance with the Article 9 of this Agreement.

9	Exercise of Pledge Right

9.1	Before completion of fully performance of obligations under the Master Agreements, the Pledgor shall, without the Pledgee’s prior written consent, have no right to transfer the pledged equity.

9.2	In the event of default set forth in Art. 8, the Pledgee’s shall deliver default notice to the Pledgor when exercising pledge right. The Pledgee is entitled to dispose the pledge right at any time on and after the delivery of the default notice persuade to Art. 8.3.

9.3	The Pledgee is entitled to, subject to the legal procedure, sell or dispose in other way the pledged equity. The Pledgor undertakes to transfer all shareholder’s rights to the Pledgee once the Pledgee decided to exercise the pledge right. The Pledgee shall also be entitled to convert the property into money as payment of the debt or enjoy priority of having his claim satisfied with the proceeds of auction or sale of the pledged property.

9.4	The Pledgor shall not set obstacles to hinder but rather provide necessary assistance for the exercise of pledge right by the Pledgee.

10	Transfer

10.1	Without the Pledgor’s prior written consent, the Pledgee shall have no right to donate or transfer any of its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement will be inherited immediately by the person designated by the Pledgee.

10.2	This Agreement shall bind upon the Pledgor and its successors, the Pledgee and its successors and assigns permitted by the Pledgee.

10.3	The Pledgee may, at any time, transfer any or all of its rights and obligations under the Master Agreements to the person designated by it (natural person/legal person). In this case, the transferee shall take over the Pledgee’s rights and obligations under this Agreement as if it is a party to this Agreement. When the Pledgee transfers its rights and obligations under the Master Agreements, the Pledgor shall sign the agreements and/or instruments related to the transfer on written notice delivered by the Pledgee to the Pledgor.

10.4	If the above transfer results in the change of the Pledgee, the parties to the new pledge shall sign a new pledge agreement; the new pledge agreement shall be materially consistent with this Agreement.

11	Effectiveness and Termination

11.1	This Agreement shall be effective from the date of execution, the pledge right shall be effective from the date of registration at the Industry and Commerce Department where Party C registered.

11.2	If allowed, all Parties shall endeavor to handle or to impel the above registration at the Industry and Commerce Department where Party C registered, however, the register would not affect the effectiveness and validity of this Agreement.

11.3	This Agreement shall be terminated after two (2) years after the Pledgor and/or Party C no longer bear obligations under or arising from the Master Agreements, and the Pledgee shall, as reasonable early as possible to cancel or dissolve this Agreement.

11.4	The release of the pledge shall be written into the shareholders' name-list of Party C and be registered for cancellation, subject to the law, in the Industry and Commerce Department where Party C registered.

12	Expenses and other Costs

All the taxes and costs generated from the preparation, execution of this Agreement and completion of the transaction of this Agreement for each Party subject to PRC law shall be duly borne respectively by each Party. In spite of above agreement, Party B agrees to bear any tax and cost generated from this Agreement for both Party A and Party B, unless Party A and/or Party B breaches this Agreement.

13	Force Majeure

13.1	Force Majeure hereof refers to events beyond reasonable control and could not be avoided under due care of affected Party, including but not limiting to governmental action, nature power, fire, blast, storm, serious flood, earthquake, tide, lightning or war. The scarcity of credit, capital or loan facility shall not be deemed as the event beyond one Party’s reasonable control. The affected Party shall notify the other Party of the occurrence of the Force Majeure events as soon as possible.

13.2	In the event that the Force Majeure suspend or retard the performance of this Agreement, liability under this Agreement shall not be borne by the affected Party within the sphere of suspended or retarded the performance. The affected Party shall reduce or eliminate the effect of the Force Majeure and endeavor to restore the said performance. Once the Force Majeure was eliminated, all Parties agree to restore the performance of this Agreement with best efforts.

14	Confidentiality

The Parties acknowledge and confirm that any oral or written materials exchanged between the Parties in respect of this Agreement shall be confidential information. No Party shall disclose such information to any third party without written consent by other Parties, unless the following circumstances:

a)	Such materials are known or will be known to the public, which is not a result of the unauthorized disclosure from the Party that accepts materials;

b)	Such materials are required to be disclosed by the applicable laws or the rules and regulations of security exchanges; or

c)	Where a Party discloses such materials in connection with the transaction contemplated herein to a legal or financial advisor, such legal or financial advisor shall also follow the duty of confidentiality similar to this clause. Breach of confidence by the employee or the hired agency of any Party shall be deemed as breach of confidence by such Party and the Party shall bear the liability under this Agreement. In the event that this agreement is by any means invalid, discharged terminated or impractical, this confidentiality clause shall survive.

15	Applicable Laws and Dispute Resolution

15.1	The formation, validity, performance, interpretation and resolution of disputes in connection with this Agreement shall be governed by laws of the PRC.

15.2	Any dispute arising from this Agreement shall be settled by the Parties through amicable negotiations.

15.3	In case no settlement can be reached within thirty (30) days after one Party makes a request for settlement, either Party may submit such dispute to Beijing Arbitration Commission for arbitration in accordance with its rules. The seat of arbitration should be in Beijing. The arbitration award shall be final and binding upon the Parties. Apart from the matters in controversy, the other rights and obligations under this Agreement shall be exercised and fulfilled respectively by each Party.

16	Notice

Any notice or other communication made by the Party herein shall be in written form and delivered to the other Party via personal delivery, letter or facsimile at the following address or other address designated by such Party from time to time. The actual delivery date shall be deemed by the following methods: (a) the notices delivered via personal delivery shall be deemed actual given on the date of personal delivery; (b) the notices delivered via letters shall be deemed actual given on the seven (7) day after such registered airmail has been sent with its postage paid (shown on a postmarks), or on the fourth (4) day after such letter is given to a international recognized express agent; and (c) the notices delivered via facsimile shall be deemed actual given on the date shown on the transmission confirmation of such files.

Address for Party A: Guo Man

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

Address for Party B: AirMedia Technology (Beijing) Co., Ltd.

Recipient: Guo Man

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

Address for Party C: AirMedia Online Network Technology Co., Ltd.

Recipient: Xu Qing

Address: F/17, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

17	Miscellaneous

17.1	The headings of this Agreement are for convenience of reference only and shall not interpret, explain or in any means affect the meaning of the clauses herein.

17.2	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral discussions and/or written agreements reached by the Parties with respect to the subject matter hereof.

17.3	This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assignees.

17.4	Either Party fails to enforce any right timely under this Agreement shall not be deemed as a waiver of such right and shall not prevent the Party to enforce such right in the future.

17.5	If any clause of this Agreement is deemed to be invalid, null or unenforceable by the competent courts, or arbitration institution, such provision shall not affect the validity and enforceability of the remainders of this Agreement. The Parties should cease to perform such invalid, null or unenforceable clause and revise such clause to the extent that such fact and circumstance may be enforceable in a way closest to the original intention.

17.6	The unmentioned matters shall be determined upon further negotiations by the Parties. Any amendment or supplement to this Agreement shall be in written form and signed by all Parties before becoming integral part of this Agreement and having same legal effect with this Agreement.

17.7	In case the equity pledge registration authority request to resign or modify this Agreement in respect of the pledge registration, all Parties shall ensure the validity and enforceability of this Agreement.

17.8	This Agreement may be executed in five (5) counterparts with same legal effect, each party hereto shall hold one (1) counterpart, the other counterparts shall be submitted to the equity pledge registration authority for registration.

(No text below)

[Signature Page]

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by itself or its legal representative or authorized representative on the date first set forth above.

Guo Man

Signature:/s/ Guo Man

AirMedia Technology (Beijing) Co., Ltd.

Signature:/s/ Guo Man

Name: Guo Man

Title: Legal Representative

Common seal: AirMedia Technology (Beijing) Co., Ltd.

AirMedia Online Network Technology Co., Ltd.

Signature:/s/ Xu Qing

Name: Xu Qing

Title: Legal Representative

Common seal: AirMedia Online Network Technology Co., Ltd

Annex 1: Shareholder Name list of AirMedia Online Network Technology Co., Ltd.

Date: June 5th, 2015

Shareholder’s name	Scale of equity held	Shareholder information	Memo

Guo Man	80%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Guo Man, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Guo Man agrees to pledge 80% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Xu Qing	15%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Xu Qing, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Xu Qing agrees to pledge 15% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Hong Tao	5%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and amongHong Tao, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Hong Tao agrees to pledge 5% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Annex 2: Certificate of Capital Contribution of AirMedia Online Network Technology Co., Ltd.

(No. 001)

Company name: AirMedia Online Network Technology Co., Ltd.

Incorporation date: April 30th, 2015

Capital contribution: RMB 50,000,000.00

Shareholder’s name: Guo Man

ID:

This is to certify that Guo Man subscribes capital contribution of RMB 40,000,000.00, holds 80% of the equity interest in AirMedia Online Network Technology Co., Ltd. Subject to the Equity Pledge Agreement entered into on June 5th 2015, Guo Man shall pledge total of his 80% equity interest in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. and handle the pledge registration at registration department.

AirMedia Online Network Technology Co., Ltd.

Signature: /s/Xu Qing

Name: Xu Qing

Legal Representative

Date: June 5th 2015

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter, the “Agreement”) is entered into by and among the following parties on 5th June 2015 in Beijing, People’s Republic of China (“China”):

Party A: Xu Qing

Residence:

ID number:

Party B: AirMedia Technology (Beijing) Co., Ltd.

Registered address: Room 3088, Building 1, No. 2 of Hengfu Zhongjie, Science Town, Fengtai District, Beijing.

Legal Representative: Guo Man

Party C: AirMedia Online Network Technology Co., Ltd.

Registered address: Room 401-402, 4/F, No.26 Dongzhimenwai Street, Chaoyang District, Beijing.

Legal Representative: Xu Qing

(hereinafter, Party A is referred as the “Pledgor”, Party B is referred as the “Pledgee”, the aforesaid three parties are respectively referred to as a “Party”, jointly referred to as the “Parties” in this Agreement.)

Whereas:

(1)	Party C is a limited liability company dully established and existed under the laws of China, with a register capital of fifty million ChineseYuan (RMB50million);

(2)	Currently, the Pledgor is a shareholder of Party C. the Pledgor legally holds 15% of the total equity interests in Party C

(3)	In accordance with an exclusive call option agreement entered into by and between the Pledgor, Party B and Party C on 5th June 2015 (hereinafter, the "Call Option Agreement"), the Pledgor shall, to the extent permitted by laws in China, transfer all or part of its equity interests in Party C it holds to the Pledgee and/or its designated person or entity upon the request of Party B;

(4)	In accordance with an exclusive technology consultation and service agreement entered into by and among Party B and Party C on 5th June 2015 (hereinafter, the "Service Agreement", together with the Call Option Agreement, the "Master Agreements"). Party B, upon the commission of Party C, provides service to Party C. Party C should pay the service fee upon the relevant requirements.

(5)	To guarantee the obligations under the Master Agreements are fulfilled by the Pledgor and Party C, the Pledgor agrees to pledge all of the equity interests in Party C it holds to Party B. Party C agrees such pledge arrangement.

NOW, THEREFORE, through mutual consensus, the Parties hereby agree as follows:

1.	Right of Pledge and the scope of the pledge guarantee

1.1	The Pledgor agrees to pledge all of its equity interests in Party C to Party B as the guarantee of the performance of the obligations by the Pledgor and Party C under the Master Agreements and the guarantee to the liquidity damage resulted by the invalidity, cancellation or rescission of the Master Agreements. Party C agrees to such pledge arrangement.

1.2	The Right of Pledge refers to the right for the Pledgee to be paid in priority with the remuneration resulted from the conversion, auction or sale of the equity interests pledged by the Pledgor

1.3	The effectiveness of the pledge guarantee under this Agreement shall not be impacted by any amendment or modification to the Master Agreements. The pledge guarantee under this Agreement remains effective to the obligations of the Pledgor and Party C under the amended Master Agreement. The invalidity, cancellation or rescission of the Master Agreements shall not impact the effectiveness of this Agreement. If any one of the Master Agreements becomes invalid, cancelled or dismissed by whatsoever reason, the Pledgee is entitled to immediately exercise the Right of Pledge in accordance with Clause 9 of this Agreement.

2.	Pledged Equity

2.1	The Pledged Equity under this Agreement is the 15% of the total equity interests in Party C held by the Pledgor (hereinafter, the “Pledged Equity”) and all of the rights attached to the Pledged Equity. The detailed information of the Pledged Equity is as follows:

Name of the Company: AirMedia Online Network Technology Co., Ltd.

Registered Capital: RMB50million

Pledged Equity: 15% of the total equity interests

3.	Establishment of the Right of Pledge

3.1	The Right of Pledge under this Agreement shall be recorded on Party C’s register of shareholders and its capital contribution certificate in the forms attached herein. All Parties further agree that the register of shareholders that shows such pledge shall be kept by the Pledgee.

3.2	In light that the Right of Pledge should be established after a registration is made at the industry and commerce department where Party C registered, all Parties shall comply with laws and regulations and complete such registration at their best efforts.

4.	Term of the Pledge

4.1	The pledge under this Agreement shall be established on the date that the equity pledge is registered at the industry and commerce department where Party C registered and shall terminate after two (2) years until all liabilities under the Master Agreements have been due (hereinafter, the "Term of Pledge").

4.2	Within the Term of Pledge, in the event that the Pledgor and Party C fail to perform any of their obligations under the Master Agreements or resulted by the Master Agreements, the Pledgee is entitled to dispose the Right of Pledge under the Article 9 of this Agreement.

5.	Storage and the return of the credentials of the pledge

5.1	The Pledgor shall, within three (3) working days after the date that the Pledge is registered on Party C’s register of shareholders in accordance with the Article 3 herein, deliver register of shareholders and the capital contribution certificate of Party C to the Pledgee; The Pledgee shall have an obligation of taking care of the delivered credentials of the pledge.

5.2	In the case that the pledge herein is released in accordance with this Agreement, the Pledgee shall, within three (3) working days after the pledge herein is released in accordance with this Agreement, return the credentials of the pledge to the Pledgor and provide the Pledgor with necessary assistances during the procedure of the release of the pledge herein.

6.	Representations and warranties of the Pledgor

The Pledgor herein represents and warrants to the Pledgor that as of the date this Agreement becomes effective:

6.1	The Pledgor is the only legally owner of the Pledged Equity;

6.2	The Pledgor has not created any other security interest or third-party interests on the Pledged Equity except for the interest of the Pledgee;

6.3	The Equity Pledge under this Agreement has obtained the consent of Party C’s shareholders’ meeting;

6.4	Upon effectiveness of this Agreement, the obligations hereunder shall be legally, effective and legally binding upon the Pledgor;

6.5	The pledge of the Pledged Equity undertaken by the Pledgor in accordance with this Agreement does not violate PRC laws, regulations or other relevant governmental rules, nor does it breach any contract, agreement or any commitment the Pledgor has made with any third party;

6.6	All files and materials regarding to this Agreement provided by the Pledgor to the Pledgee shall be true, accurate and integral;

6.7	The Pledgor shall only perform all rights in the capacity of the shareholder of Party C under the written authorization and the request of the Pledgee.

7.	Covenants of the Pledgor

7.1	Within the term of this Agreement, the Pledgor, for the interests of the Pledgee, covenants to the Pledgee that the Pledgor shall:

(1)	Complete the registration of the pledge hereunder within forty-five(45) working days after the execution of this Agreement at the industrial and commercial administrative department in accordance with this Agreement;

(2)	Without the prior written consent, not transfer equity interest nor establish or permit the establishment of any other pledge that may impact the rights and interests of the Pledgee.

(3)	Comply and execute all laws, regulations and rules concerning the pledge of rights. After receiving the notice, order or suggestion issued by the competent authorities, the Pledgor shall present such notice, order or suggestion to the Pledgee within five (5) days and shall comply such notice, order or suggestion, or raise objection upon the reasonable request by the Pledgee or the consent of the Pledgee.

(4)	Promptly notice the Pledgee any event or notice received that may cause the Pledgor to compromise the equity interest or any part of the equity, and any commitment, obligation established to modify this Agreement or any event or notice received that my result any impact therefrom.

7.2	The Pledgor covenants that the rights to be exercised by the Pledgee in accordance with this Agreement shall not be interrupted through legal procedure nor interfered by the Pledgor, the successor of the Pledgor, the trustee of the Pledgor or any other person;

7.3	The Pledgor covenants to the Pledgee that to protect or complete the guarantee of the obligations under the Master Agreements with this Agreement, the Pledgor shall honestly sign and cause the other parties that have stakes on the Right of Pledge undertake all the actions requested by the Pledgee and facilitate the exercise of rights and authorization granted to the Pledgee under this Agreement.

7.4	The Pledgor covenants to the Pledgee that the Pledgor shall sign all amendments of the share certificate (if necessary and applicable) with the Pledgee or its designated person (a person/legal person), and provide the Pledge with all notices, orders and decisions it believes to be necessary within a reasonable period.

7.5	The Pledgor, for the interests of the Pledgee, covenants to the Pledgee that the Pledgor shall comply and fulfill all representations, covenants, agreements, statements and conditions. In the case that the Pledgor cannot comply or fail to fulfill all or part of its representations, covenants, agreements, statements and conditions, the Pledgor shall be liable for all losses suffered by the Pledgee therefrom.

8.	Events of default and responsibilities for breach of this Agreement

8.1	All of the following conditions shall be deemed as events of default:

(1)	The Pledgor or Party C fails to perform its obligations under the Master Agreements;

(2)	Any statement, warrant or covenant made by the Pledgor under Article 6 and Article 7 of this Agreement is material misleading or false. Or the Pledgor breaches any other term of this Agreement;

(3)	The Pledgor gives up the Pledged Equity or transfers the Pledged Equity without obtaining written notice from the Pledgee or set any other encumbrance on the Pledged Equity;

(4)	Any loan, guarantee, compensation, commitment or any other debt-repaying obligation of the Pledgor (i) is requested to be repaid or exercise in advance resulted from a default; or (ii) is overdue and leads the Pledgee to believe that the ability of the Pledgor to fulfill the obligation under this Agreement is compromised therefrom;

(5)	Party C cannot repay the general debts or other debts;

(6)	Other than those due to force majeure, any event that may result in the illegality of this Agreement or the failure in Pledgor’s performance to this agreement;

(7)	Any adverse change to the Pledgor that may cause the Pledgee to believe the ability of the Pledgor to fulfill the obligations has been compromised;

(8)	The successor or the agent of Party C may partially perform or refuse to perform the obligations under the Master Agreements;

(9)	Any default caused by any action or omission of the Pledgor that may breach this Agreement;

(10)	This Agreement is deemed to be illegal by any applicable law. Or any applicable law may cause the failure in the performance of the obligations under this Agreement by the Pledgor;

(11)	Any governmental approval, permission, or authorization that may cause this Agreement enforceable, legal and effective is revoked, invalid or materially modified.

8.2	Where the Pledgor is aware of any event described at the Article 8.1 of this Agreement or any event that may cause the above events has happened, the Pledgor shall immediately notify the Pledgee in written form.

8.3	Unless the event of default listed in the Article 8.1 above has been fully resolved in a manner satisfied by the Pledgee, the Pledgee may deliver a notice of default in writing to the Pledgor at the time the event of default by the Pledgor happened or at any time after such event of default happened, requesting immediate performances on the obligations under the Master Agreements by the Pledger or deposing the Right of Pledge in accordance with the Article 9 of this Agreement.

9	Exercise of Pledge Right

9.1	Before completion of fully performance of obligations under the Master Agreements, the Pledgor shall, without the Pledgee’s prior written consent, have no right to transfer the pledged equity.

9.2	In the event of default set forth in Art. 8, the Pledgee’s shall deliver default notice to the Pledgor when exercising pledge right. The Pledgee is entitled to dispose the pledge right at any time on and after the delivery of the default notice persuade to Art. 8.3.

9.3	The Pledgee is entitled to, subject to the legal procedure, sell or dispose in other way the pledged equity. The Pledgor undertakes to transfer all shareholder’s rights to the Pledgee once the Pledgee decided to exercise the pledge right. The Pledgee shall also be entitled to convert the property into money as payment of the debt or enjoy priority of having his claim satisfied with the proceeds of auction or sale of the pledged property.

9.4	The Pledgor shall not set obstacles to hinder but rather provide necessary assistance for the exercise of pledge right by the Pledgee.

10	Transfer

10.1	Without the Pledgor’s prior written consent, the Pledgee shall have no right to donate or transfer any of its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement will be inherited immediately by the person designated by the Pledgee.

10.2	This Agreement shall bind upon the Pledgor and its successors, the Pledgee and its successors and assigns permitted by the Pledgee.

10.3	The Pledgee may, at any time, transfer any or all of its rights and obligations under the Master Agreements to the person designated by it (natural person/legal person). In this case, the transferee shall take over the Pledgee’s rights and obligations under this Agreement as if it is a party to this Agreement. When the Pledgee transfers its rights and obligations under the Master Agreements, the Pledgor shall sign the agreements and/or instruments related to the transfer on written notice delivered by the Pledgee to the Pledgor.

10.4	If the above transfer results in the change of the Pledgee, the parties to the new pledge shall sign a new pledge agreement; the new pledge agreement shall be materially consistent with this Agreement.

11	Effectiveness and Termination

11.1	This Agreement shall be effective from the date of execution, the pledge right shall be effective from the date of registration at the Industry and Commerce Department where Party C registered.

11.2	If allowed, all Parties shall endeavor to handle or to impel the above registration at the Industry and Commerce Department where Party C registered, however, the register would not affect the effectiveness and validity of this Agreement.

11.3	This Agreement shall be terminated after two (2) years after the Pledgor and/or Party C no longer bear obligations under or arising from the Master Agreements, and the Pledgee shall, as reasonable early as possible to cancel or dissolve this Agreement.

11.4	The release of the pledge shall be written into the shareholders' name-list of Party C and be registered for cancellation, subject to the law, in the Industry and Commerce Department where Party C registered.

12	Expenses and other Costs

All the taxes and costs generated from the preparation, execution of this Agreement and completion of the transaction of this Agreement for each Party subject to PRC law shall be duly borne respectively by each Party. In spite of above agreement, Party B agrees to bear any tax and cost generated from this Agreement for both Party A and Party B, unless Party A and/or Party B breaches this Agreement.

13	Force Majeure

13.1	Force Majeure hereof refers to events beyond reasonable control and could not be avoided under due care of affected Party, including but not limiting to governmental action, nature power, fire, blast, storm, serious flood, earthquake, tide, lightning or war. The scarcity of credit, capital or loan facility shall not be deemed as the event beyond one Party’s reasonable control. The affected Party shall notify the other Party of the occurrence of the Force Majeure events as soon as possible.

13.2	In the event that the Force Majeure suspend or retard the performance of this Agreement, liability under this Agreement shall not be borne by the affected Party within the sphere of suspended or retarded the performance. The affected Party shall reduce or eliminate the effect of the Force Majeure and endeavor to restore the said performance. Once the Force Majeure was eliminated, all Parties agree to restore the performance of this Agreement with best efforts.

14	Confidentiality

The Parties acknowledge and confirm that any oral or written materials exchanged between the Parties in respect of this Agreement by Parties shall be confidential information. No Party shall disclose such information to any third party without written consent by other Parties, unless the following circumstances:

a)	Such materials are known or will be known to the public, which is not a result of the unauthorized disclosure from the Party that accepts materials;

b)	Such materials are required to be disclosed by the applicable laws or the rules and regulations of security exchanges; or

c)	Where a Party discloses such materials in connection with the transaction contemplated herein to a legal or financial advisor, such legal or financial advisor shall also follow the duty of confidentiality similar to this clause. Breach of confidence by the employee or the hired agency of any Party shall be deemed as breach of confidence by such Party and the Party shall bear the liability under this Agreement. In the event that this agreement is by any means invalid, discharged terminated or impractical, this confidentiality clause shall survive.

15	Applicable Laws and Dispute Resolution

15.1	The formation, validity, performance, interpretation and resolution of disputes in connection with this Agreement shall be governed by laws of the PRC.

15.2	Any dispute arising from this Agreement shall be settled by the Parties through amicable negotiations.

15.3	In case no settlement can be reached within thirty (30) days after one Party makes a request for settlement, either Party may submit such dispute to Beijing Arbitration Commission for arbitration in accordance with its rules. The seat of arbitration should be in Beijing. The arbitration award shall be final and binding upon the Parties. Apart from the matters in controversy, the other rights and obligations under this Agreement shall be exercised and fulfilled respectively by each Party.

16	Notice

Any notice or other communication made by the Party herein shall be in written form and deliver to the other Party via personal delivery, letter or facsimile at the following address or other address designated by such Party from time to time. The actual delivery date shall be deemed by the following methods: (a) the notices delivered via personal delivery shall be deemed actual given on the date of personal delivery; (b) the notices delivered via letters shall be deemed actual given on the seven (7) day after such registered airmail has been sent with its postage paid (shown on a postmarks), or on the fourth (4) day after such letter is given to a international recognized express agent; and (c) the notices delivered via facsimile shall be deemed actual given on the date shown on the transmission confirmation of such files.

Address for Party A: Xu Qing

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

Address for Party B: AirMedia Technology (Beijing) Co., Ltd.

Recipient: Guo Man

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

Address for Party C: AirMedia Online Network Technology Co., Ltd.

Recipient: Xu Qing

Address: F/17, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

17	Miscellaneous

17.1	The headings of this Agreement are for convenience of reference only and shall not interpret, explain or in any means affect the meaning of the clauses herein.

17.2	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral discussions and/or written agreements reached by the Parties with respect to the subject matter hereof.

17.3	This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assignees.

17.4	Either Party fails to enforce any right timely under this Agreement shall not be deemed as a waiver of such right and shall not prevent the Party to enforce such right in the future.

17.5	If any clause of this Agreement is deemed to be invalid, null or unenforceable by the competent courts, or arbitration institution, such provision shall not affect the validity and enforceability of the remainders of this Agreement. The Parties should cease to perform such invalid, null or unenforceable clause and revise such clause to the extent that such fact and circumstance may be enforceable in a way closest to the original intention.

17.6	The unmentioned matters shall be determined upon further negotiations by the Parties. Any amendment or supplement to this Agreement shall be in written form and signed by all Parties before becoming integral part of this Agreement and having same legal effect with this Agreement.

17.7	In case the equity pledge registration authority request to resign or modify this Agreement in respect of the pledge registration, all Parties shall ensure the validity and enforceability of this Agreement.

17.8	This Agreement may be executed in five (5) counterparts with same legal effect, each party hereto shall hold one (1) counterpart, the other counterparts shall be submit to the equity pledge registration authority for registration.

(No text below)

[Signature Page]

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by itself or its legal representative or authorized representative on the date first set forth above.

Xu Qing

Signature:/s/ Xu Qing

AirMedia Technology (Beijing) Co., Ltd.

Signature:/s/ Guo Man

Name: Guo Man

Title: Legal Representative

Common seal: AirMedia Technology (Beijing) Co., Ltd.

AirMedia Online Network Technology Co., Ltd.

Signature:/s/ Xu Qing

Name: Xu Qing

Title: Legal Representative

Common seal: AirMedia Online Network Technology Co., Ltd

Annex 1: Shareholder Name list of AirMedia Online Network Technology Co., Ltd.

Date: June 5th, 2015

Shareholder’s name	Scale of equity held	Shareholder information	Memo

Guo Man	80%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Guo Man, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Guo Man agrees to pledge 80% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Xu Qing	15%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Xu Qing, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Xu Qing agrees to pledge 15% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Hong Tao	5%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Hong Tao, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Hong Tao agrees to pledge 5% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Annex 2: Certificate of Capital Contribution of AirMedia Online Network Technology Co., Ltd.

(No. 002)

Company name: AirMedia Online Network Technology Co., Ltd.

Incorporation date: April 30th, 2015

Capital contribution: RMB 50,000,000.00

Shareholder’s name: Xu Qing

ID:

This is to certify that Xu Qing subscribes capital contribution of RMB 7,500,000.00, holds 15% of the equity interest in AirMedia Online Network Technology Co., Ltd. Subject to the Equity Pledge Agreement entered into on June 5th 2015, Xu Qing shall pledge total of his 15% equity interest in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. and handle the pledge registration at registration department.

AirMedia Online Network Technology Co., Ltd.

Signature: /s/Xu Qing

Name: Xu Qing

Legal Representative

Date: June 5th 2015

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter, the “Agreement”) is entered into by and among the following parties on 5th June 2015 in Beijing, People’s Republic of China (“China”):

Party A: Hong Tao

Residence:

ID Number:

Party B: AirMedia Technology (Beijing) Co., Ltd.

Registered address: Room 3088, Building 1, No. 2 of Hengfu Zhongjie, Science Town, Fengtai District, Beijing.

Legal Representative: Guo Man

Party C: AirMedia Online Network Technology Co., Ltd.

Registered address: Room 401-402, 4/F, No.26 Dongzhimenwai Street, Chaoyang District, Beijing.

Legal Representative: Xu Qing

(hereinafter, Party A is referred to as the “Pledgor”, Party B is referred to as the “Pledgee”, the aforesaid three parties are respectively referred to as a “Party”, jointly referred to as the “Parties” in this Agreement.)

Whereas:

(1)	Party C is a limited liability company dully established and existed under the laws of China, with a register capital of fifty million ChineseYuan (RMB50million);

(2)	Currently, the Pledgor is a shareholder of Party C. the Pledgor legally holds 5% of the total equity interests in Party C

(3)	In accordance with an exclusive call option agreement entered into by and among the Pledgor, Party B and Party C on 5th June 2015 (hereinafter, the "Call Option Agreement"), the Pledgor shall, to the extent permitted by laws in China, transfer all or part of its equity interests in Party C it holds to the Pledgee and/or its designated person or entity upon the request of Party B;

(4)	In accordance with an exclusive technology consultation and service agreement entered into by and among Party B and Party C on 5th June 2015 (hereinafter, the "Service Agreement", together with the Call Option Agreement, the "Master Agreements"). Party B, upon the commission of Party C, provides service to Party C. Party C shall pay the service fee upon the relevant requirements.

(5)	To guarantee the obligations under the Master Agreements are fulfilled by the Pledgor and Party C, the Pledgor agrees to pledge all of the equity interests in Party C it holds to Party B. Party C agrees such pledge arrangement.

NOW, THEREFORE, through mutual consensus, the Parties hereby agree as follows:

1.	Right of Pledge and the scope of the pledge guarantee

1.1	The Pledgor agrees to pledge all of its equity interests in Party C to Party B as the guarantee of the performance of the obligations by the Pledgor and Party C under the Master Agreements and the guarantee to the liquidity damage resulted by the invalidity, cancellation or rescission of the Master Agreements. Party C agrees to such pledge arrangement.

1.2	The Right of Pledge refers to the right for the Pledgee to be paid in priority with the remuneration resulted from the conversion, auction or sale of the equity interests pledged by the Pledgor

1.3	The effectiveness of the pledge guarantee under this Agreement shall not be impacted by any amendment or modification to the Master Agreements. The pledge guarantee under this Agreement remains effective to the obligations of the Pledgor and Party C under the amended Master Agreement. The invalidity, cancellation or rescission of the Master Agreements shall not impact the effectiveness of this Agreement. If any one of the Master Agreements becomes invalid, cancelled or dismissed by whatsoever reason, the Pledgee is entitled to immediately exercise the Right of Pledge in accordance with Clause 9 of this Agreement.

2.	Pledged Equity

2.1	The Pledged Equity under this Agreement is the 15% of the total equity interests in Party C held by the Pledgor (hereinafter, the “Pledged Equity”) and all of the rights attached to the Pledged Equity. The detailed information of the Pledged Equity is as follows:

Name of the Company: AirMedia Online Network Technology Co., Ltd.

Registered Capital: RMB50million

Pledged Equity: 5% of the total equity interests

3.	Establishment of the Right of Pledge

3.1	The Right of Pledge under this Agreement shall be recorded on Party C’s register of shareholders and its capital contribution certificate in the forms attached herein. All Parties further agree that the register of shareholders that shows such pledge shall be kept by the Pledgee.

3.2	In light that the Right of Pledge should be established after a registration is made at the industry and commerce department where Party C registered, all Parties shall comply with laws and regulations and complete such registration at their best efforts.

4.	Term of the Pledge

4.1	The pledge under this Agreement shall be established on the date that the equity pledge is registered at the industry and commerce department where Party C registered and shall terminate untill two (2) years after all liabilities under the Master Agreements have been due (hereinafter, the "Term of Pledge").

4.2	Within the Term of Pledge, in the event that the Pledgor and Party C fail to perform any of their obligations under the Master Agreements or resulted by the Master Agreements, the Pledgee is entitled to dispose the Right of Pledge under the Article 9 of this Agreement.

5.	Storage and the return of the credentials of the pledge

5.1	The Pledgor shall, within three (3) working days after the date that the Pledge is registered on Party C’s register of shareholders in accordance with the Article 3 herein, deliver register of shareholders and the capital contribution certificate of Party C to the Pledgee; The Pledgee shall have an obligation of taking care of the delivered credentials of the pledge.

5.2	In the case that the pledge herein is released in accordance with this Agreement, the Pledgee shall, within three (3) working days after the pledge herein is released in accordance with this Agreement, return the credentials of the pledge to the Pledgor and provide the Pledgor with necessary assistances during the procedure of the release of the pledge herein.

6.	Representations and warranties of the Pledgor

The Pledgor herein represents and warrants to the Pledgor that as of the date this Agreement becomes effective:

6.1	The Pledgor is the only legally owner of the Pledged Equity;

6.2	The Pledgor has not created any other security interest or third-party interests on the Pledged Equity except for the interest of the Pledgee;

6.3	The Equity Pledge under this Agreement has obtained the consent of Party C’s shareholders’ meeting;

6.4	Upon effectiveness of this Agreement, the obligations hereunder shall be legally, effective and legally binding upon the Pledgor;

6.5	The pledge of the Pledged Equity undertaken by the Pledgor in accordance with this Agreement does not violate PRC laws, regulations or other relevant governmental rules, nor does it breach any contract, agreement or any commitment the Pledgor has made with any third party;

6.6	All files and materials regarding to this Agreement provided by the Pledgor to the Pledgee shall be true, accurate and integral;

6.7	The Pledgor shall only perform all rights in the capacity of the shareholder of Party C under the written authorization and the request of the Pledgee.

7.	Covenants of the Pledgor

7.1	Within the term of this Agreement, the Pledgor, for the interests of the Pledgee, covenants to the Pledgee that the Pledgor shall:

(1)	Complete the registration of the pledge hereunder within forty-five(45) working days after the execution of this Agreement at the industrial and commercial administrative department in accordance with this Agreement;

(2)	Without the prior written consent, not transfer equity interest nor establish or permit the establishment of any other pledge that may impact the rights and interests of the Pledgee.

(3)	Comply and execute all laws, regulations and rules concerning the pledge of rights. After receiving the notice, order or suggestion issued by the competent authorities, the Pledgor shall present such notice, order or suggestion to the Pledgee within five (5) days and shall comply such notice, order or suggestion, or raise objection upon the reasonable request by the Pledgee or the consent of the Pledgee.

(4)	Promptly notice the Pledgee any event or notice received that may cause the Pledgor to compromise the equity interest or any part of the equity, and any commitment, obligation established to modify this Agreement or any event or notice received that my result any impact therefrom.

7.2	The Pledgor covenants that the rights to be exercised by the Pledgee in accordance with this Agreement shall not be interrupted through legal procedure nor interfered by the Pledgor, the successor of the Pledgor, the trustee of the Pledgor or any other person;

7.3	The Pledgor covenants to the Pledgee that to protect or complete the guarantee of the obligations under the Master Agreements with this Agreement, the Pledgor shall honestly sign and cause the other parties that have stakes on the Right of Pledge undertake all the actions requested by the Pledgee and facilitate the exercise of rights and authorization granted to the Pledgee under this Agreement.

7.4	The Pledgor covenants to the Pledgee that the Pledgor shall sign all amendments of the share certificate (if necessary and applicable) with the Pledgee or its designated person (a person/legal person), and provide the Pledge with all notices, orders and decisions it believes to be necessary within a reasonable period.

7.5	The Pledgor, for the interests of the Pledgee, covenants to the Pledgee that the Pledgor shall comply and fulfill all representations, covenants, agreements, statements and conditions. In the case that the Pledgor cannot comply or fail to fulfill all or part of its representations, covenants, agreements, statements and conditions, the Pledgor shall be liable for all losses suffered by the Pledgee therefrom.

8.	Events of default and responsibilities for breach of this Agreement

8.1	All of the following conditions shall be deemed as events of default:

(1)	The Pledgor or Party C fails to perform its obligations under the Master Agreements;

(2)	Any statement, warrant or covenant made by the Pledgor under Article 6 and Article 7 of this Agreement is material misleading or false. Or the Pledgor breaches any other term of this Agreement;

(3)	The Pledgor gives up the Pledged Equity or transfers the Pledged Equity without obtaining written notice from the Pledgee or set any other encumbrance on the Pledged Equity;

(4)	Any loan, guarantee, compensation, commitment or any other debt-repaying obligation of the Pledgor (i) is requested to be repaid or exercise in advance resulted from a default; or (ii) is overdue and leads the Pledgee to believe that the ability of the Pledgor to fulfill the obligation under this Agreement is compromised therefrom;

(5)	Party C cannot repay the general debts or other debts;

(6)	Other than those due to force majeure, any event that may result in the illegality of this Agreement or the failure in the Pledgor’s performance to this agreement;

(7)	Any adverse change to the Pledgor that may cause the Pledgee to believe the ability of the Pledgor to fulfill the obligations has been compromised;

(8)	The successor or the agent of Party C may partially perform or refuse to perform the obligations under the Master Agreements;

(9)	Any default caused by any action or omission of the Pledgor that may breach this Agreement;

(10)	This Agreement is deemed to be illegal by any applicable law. Or any applicable law may cause the failure in the performance of the obligations under this Agreement by the Pledgor;

(11)	Any governmental approval, permission, or authorization that may cause this Agreement enforceable, legal and effective is revoked, invalid or materially modified.

8.2	Where the Pledgor is aware of any event described at the Article 8.1 of this Agreement or any event that may cause the above events has happened, the Pledgor shall immediately notify the Pledgee in written form.

8.3	Unless the event of default listed in the Article 8.1 above has been fully resolved in a manner satisfied by the Pledgee, the Pledgee may deliver a notice of default in writing to the Pledgor at the time the event of default by the Pledgor happened or at any time after such event of default happened, requesting immediate performances on the obligations under the Master Agreements by the Pledger or deposing the Right of Pledge in accordance with the Article 9 of this Agreement.

9	Exercise of Pledge Right

9.1	Before completion of fully performance of obligations under the Master Agreements, the Pledgor shall, without the Pledgee’s prior written consent, have no right to transfer the pledged equity.

9.2	In the event of default set forth in Art. 8, the Pledgee’s shall deliver default notice to the Pledgor when exercising pledge right. The Pledgee is entitled to dispose the pledge right at any time on and after the delivery of the default notice persuade to Art. 8.3.

9.3	The Pledgee is entitled to, subject to the legal procedure, sell or dispose in other way the pledged equity. The Pledgor undertakes to transfer all shareholder’s rights to the Pledgee once the Pledgee decided to exercise the pledge right. The Pledgee shall also be entitled to convert the property into money as payment of the debt or enjoy priority of having his claim satisfied with the proceeds of auction or sale of the pledged property.

9.4	The Pledgor shall not set obstacles to hinder but rather provide necessary assistance for the exercise of pledge right by the Pledgee.

10	Transfer

10.1	Without the Pledgor’s prior written consent, the Pledgee shall have no right to donate or transfer any of its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement will be inherited immediately by the person designated by the Pledgee.

10.2	This Agreement shall bind upon the Pledgor and its successors, the Pledgee and its successors and assigns permitted by the Pledgee.

10.3	The Pledgee may, at any time, transfer any or all of its rights and obligations under the Master Agreements to the person designated by it (natural person/legal person). In this case, the transferee shall take over the Pledgee’s rights and obligations under this Agreement as if it is a party to this Agreement. When the Pledgee transfers its rights and obligations under the Master Agreements, the Pledgor shall sign the agreements and/or instruments related to the transfer on written notice delivered by the Pledgee to the Pledgor.

10.4	If the above transfer results in the change of the Pledgee, the parties to the new pledge shall sign a new pledge agreement; the new pledge agreement shall be materially consistent with this Agreement.

11	Effectiveness and Termination

11.1	This Agreement shall be effective from the date of execution, the pledge right shall be effective from the date of registration at the Industry and Commerce Department where Party C registered.

11.2	If allowed, all Parties shall endeavor to handle or to impel the above registration at the Industry and Commerce Department where Party C registered, however, the register would not affect the effectiveness and validity of this Agreement.

11.3	This Agreement shall be terminated after two (2) years after the Pledgor and/or Party C no longer bear obligations under or arising from the Master Agreements, and the Pledgee shall, as reasonable early as possible to cancel or dissolve this Agreement.

11.4	The release of the pledge shall be written into the shareholders' name-list of Party C and be registered for cancellation, subject to the law, in the Industry and Commerce Department where Party C registered.

12	Expenses and other Costs

All the taxes and costs generated from the preparation, execution of this Agreement and completion of the transaction of this Agreement for each Party subject to PRC law shall be duly borne respectively by each Party. In spite of above agreement, Party B agrees to bear any tax and cost generated from this Agreement for both Party A and Party B, unless Party A and/or Party B breaches this Agreement.

13	Force Majeure

13.1	Force Majeure hereof refers to events beyond reasonable control and could not be avoided under due care of affected Party, including but not limiting to governmental action, nature power, fire, blast, storm, serious flood, earthquake, tide, lightning or war. The scarcity of credit, capital or loan facility shall not be deemed as the event beyond one Party’s reasonable control. The affected Party shall notify the other Party of the occurrence of the Force Majeure events as soon as possible.

13.2	In the event that the Force Majeure suspend or retard the performance of this Agreement, liability under this Agreement shall not be borne by the affected Party within the sphere of suspended or retarded the performance. The affected Party shall reduce or eliminate the effect of the Force Majeure and endeavor to restore the said performance. Once the Force Majeure was eliminated, all Parties agree to restore the performance of this Agreement with best efforts.

14	Confidentiality

The Parties acknowledge and confirm that any oral or written materials exchanged between the Parties in respect of this Agreement shall be confidential information. No Party shall disclose such information to any third party without written consent by other Parties, unless the following circumstances:

a)	Such materials are known or will be known to the public, which is not a result of the unauthorized disclosure from the Party that accepts materials;

b)	Such materials are required to be disclosed by the applicable laws or the rules and regulations of security exchanges; or

c)	Where a Party discloses such materials in connection with the transaction contemplated herein to a legal or financial advisor, such legal or financial advisor shall also follow the duty of confidentiality similar to this clause. Breach of confidence by the employee or the hired agency of any Party shall be deemed as breach of confidence by such Party and the Party shall bear the liability under this Agreement. In the event that this agreement is by any means invalid, discharged terminated or impractical, this confidentiality clause shall survive.

15	Applicable Laws and Dispute Resolution

15.1	The formation, validity, performance, interpretation and resolution of disputes in connection with this Agreement shall be governed by laws of the PRC.

15.2	Any dispute arising from this Agreement shall be settled by the Parties through amicable negotiations.

15.3	In case no settlement can be reached within thirty (30) days after one Party makes a request for settlement, either Party may submit such dispute to Beijing Arbitration Commission for arbitration in accordance with its rules. The seat of arbitration should be in Beijing. The arbitration award shall be final and binding upon the Parties. Apart from the matters in controversy, the other rights and obligations under this Agreement shall be exercised and fulfilled respectively by each Party.

16	Notice

Any notice or other communication made by the Party herein shall be in written form and delivered to the other Party via personal delivery, letter or facsimile at the following address or other address designated by such Party from time to time. The actual delivery date shall be deemed by the following methods: (a) the notices delivered via personal delivery shall be deemed actual given on the date of personal delivery; (b) the notices delivered via letters shall be deemed actual given on the seven (7) day after such registered airmail has been sent with its postage paid (shown on a postmarks), or on the fourth (4) day after such letter is given to a international recognized express agent; and (c) the notices delivered via facsimile shall be deemed actual given on the date shown on the transmission confirmation of such files.

Address for Party A: Hong Tao

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

Address for Party B: AirMedia Technology (Beijing) Co., Ltd.

Recipient: Guo Man

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

Address for Party C: AirMedia Online Network Technology Co., Ltd.

Recipient: Xu Qing

Address: F/17, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number:

Fax Number:

17	Miscellaneous

17.1	The headings of this Agreement are for convenience of reference only and shall not interpret, explain or in any means affect the meaning of the clauses herein.

17.2	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral discussions and/or written agreements reached by the Parties with respect to the subject matter hereof.

17.3	This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assignees.

17.4	Either Party fails to enforce any right timely under this Agreement shall not be deemed as a waiver of such right and shall not prevent the Party to enforce such right in the future.

17.5	If any clause of this Agreement is deemed to be invalid, null or unenforceable by the competent courts, or arbitration institution, such provision shall not affect the validity and enforceability of the remainders of this Agreement. The Parties should cease to perform such invalid, null or unenforceable clause and revise such clause to the extent that such fact and circumstance may be enforceable in a way closest to the original intention.

17.6	The unmentioned matters shall be determined upon further negotiations by the Parties. Any amendment or supplement to this Agreement shall be in written form and signed by all Parties before becoming integral part of this Agreement and having same legal effect with this Agreement.

17.7	In case the equity pledge registration authority request to resign or modify this Agreement in respect of the pledge registration, all Parties shall ensure the validity and enforceability of this Agreement.

17.8	This Agreement may be executed in five (5) counterparts with same legal effect, each party hereto shall hold one (1) counterpart, the other counterparts shall be submitted to the equity pledge registration authority for registration.

(No text below)

[Signature Page]

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by itself or its legal representative or authorized representative on the date first set forth above.

Hong Tao

Signature:/s/ Hong Tao

AirMedia Technology (Beijing) Co., Ltd.

Signature:/s/ Guo Man

Name: Guo Man

Title: Legal Representative

Common seal: AirMedia Technology (Beijing) Co., Ltd.

AirMedia Online Network Technology Co., Ltd.

Signature:/s/ Xu Qing

Name: Xu Qing

Title: Legal Representative

Common seal: AirMedia Online Network Technology Co., Ltd

Annex 1: Shareholder Name list of AirMedia Online Network Technology Co., Ltd.

Date: June 5th, 2015

Shareholder’s name	Scale of equity held	Shareholder information	Memo

Guo Man	80%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Guo Man, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Guo Man agrees to pledge 80% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Xu Qing	15%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Xu Qing, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Xu Qing agrees to pledge 15% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Hong Tao	5%	Nationality: China Address: ID:	Subject to the Equity Pledge Agreement entered into by and among Hong Tao, AirMedia Technology (Beijing) Co., Ltd. and AirMedia Online Network Technology Co., Ltd. on June 5th 2015, Hong Tao agrees to pledge 5% equity of he holds in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd.

Annex 2: Certificate of Capital Contribution of AirMedia Online Network Technology Co., Ltd.

(No. 003)

Company name: AirMedia Online Network Technology Co., Ltd.

Incorporation date: April 30th, 2015

Capital contribution: RMB 50,000,000.00

Shareholder’s name: Hong Tao

ID:

This is to certify that Xu Qing subscribes capital contribution of RMB 2,500,000.00, holds 5% of the equity interest in AirMedia Online Network Technology Co., Ltd. Subject to the Equity Pledge Agreement entered into on June 5th 2015, Hong Tao shall pledge total of his 5% equity interest in AirMedia Online Network Technology Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. and handle the pledge registration at registration department.

AirMedia Online Network Technology Co., Ltd.

Signature: /s/Xu Qing

Name: Xu Qing

Legal Representative

Date: June 5th 2015